UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2018

ProLung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38362	20-1922768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

757 East South Temple Suite 150
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

(801) 736-0729

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
[ ]	Emerging growth Company
[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act

Item 8.01. Other Events.

Press Release

On September 19, 2018, ProLung, Inc. (the “Company”) issued a press release announcing the appointments of Rob Fansworth and David Nielson as Board Advisors and future members of the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	ProLung, Inc. Press Release dated September 19, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2018	ProLung, Inc.

	By:	/s/ Jared Bauer
	Name:	Jared Bauer
	Title:	Interim Chief Executive Officer